UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2019

STEMGEN, INC.
(Exact name of registrant as specified in charter)

Delaware	0-21555	54-1812385
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Performance Drive, Suite F
Angleton, Texas	77515
(Address of principal executive offices)	(Zip Code)

(832) 954-7569
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	SGNI	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01 – Entry into Material Definitive Agreements

Joint Venture Agreement

On the 17th day of May 2019, StemGen, Inc. (“StemGen” “us”, “we” or the “Company”) created a wholly owned subsidiary in Texas that entered into Joint Venture Agreement among, The Learning Partnership.com (“TLP”), with its head office located in the United Kingdom, D3esports Corp., a Wyoming corporation, and Dawson Racing, Inc., a Wyoming corporation. The mission of the Joint Venture is the integration of the technologies from the three companies, into a single virtual-to-real motorsports-based Science, Technology, Engineering and Mathematics (STEM) enrichment and collaboration learning environment, will drive the launch this year of an esports competition for school networks and their students.

TLP has pioneered major advances in educational leadership, teaching and learner engagement over the past decade, creating a social learning platform division for education, www.DendriteConnect.com. Dendrite Connect empowers students, teachers and parents around the globe to engage in STEM programs, challenges, projects and careers. Dendrite Connect enables collaboration between its members through content sharing, chat forums and networks of users and career opportunities tailored to each member as they journey through education.

ITEM 3.02 – Unregistered Sale of Equity Securities

On the 1st day of February 2019, in 5 unrelated transactions, the Company issued 21,600 shares pursuant to 5 individual Stock Purchase Agreements.

The shares were issued without registration in reliance on the exemption in Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D thereunder. The Company believes the exemption is available because the offering is made solely and only to the parties to the Stock Purchase Agreements described in this report following comprehensive due diligence investigation without any public offering or solicitation.

ITEM 9.01 – Financial Statements and Exhibits

EXHIBIT	DESCRIPTION

2.1	Joint Venture Agreement dated May 17, 2019

99.1	Press release dated May 21, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STEMGEN, INC.

Dated: May 21, 2019	/s/ Simon Dawson
Simon Dawson
President, Secretary, Treasurer, Principal Executive Officer, Principal Financial and Accounting Officer and Sole Director